Exhibit 99.1

AUGUST 2022 THE BANCORP INVESTOR PRESENTATION

2 FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business that are not historical facts or concern our earnings guidance or 2025 plan are “forward - looking statements”. These statements may be identified by the use of forward - looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words, and are based on current expectations about important economic, political, and technological factors, among others, and are subject to risks and uncertainties, which could cause the actual results, events or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. These risks and uncertainties include those relating to the on - going COVID - 19 pandemic, the impact it will have on the company’s business and the industry as a whole, and the resulting governmental and societal responses. 2022 guidance and long - term financial targets in this presentation assume achievement of management’s credit roadmap growth goals as described herein and other growth goals. If such assumptions are not met, guidance and long - term financial targets might not be reached. For further discussion of these risks and uncertainties, see the “risk factors” sections contained, in The Bancorp’s Annual Report on Form 10 - K for the year ended December 31, 2021 and in its other public filings with the SEC. In addition, these forward - looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward - looking statements. The forward - looking statements speak only as of the date of this presentation. The Bancorp does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulation S - X and may be adjusted and presented differently in filings with the SEC. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This information may be presented differently in future filings by The Bancorp with the SEC. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third - party service providers. The Bancorp makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . This presentation is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of The Bancorp or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

3 THE BANCORP HAS DELIVERED STRONG FINANCIAL PERFORMANCE 2020 2021 Q2 YTD 2022 PROFITABILITY ROE 15% 18% 18% ROA 1.3% 1.7% 1.7% SCALABLE PLATFORM EFFICIENCY RATIO 1 59% 53% 50% NON - INTEREST EXPENSE INCREASE (DECREASE) 1 (2%) 2% (5%) KEY FINANCIAL METRICS Increasing levels of profitability Platform delivering operating leverage FINANCIAL PERFORMANCE SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance across key financial metrics 1 Please see Appendix slide 32 for efficiency ratio and non - interest expense growth calculations..

4 OUR BUSINESS PLAN OUTLINES THE PATH TO EXPAND OUR LEADERSHIP AMONG PEER BANKS AND IN THE PAYMENTS INDUSTRY $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 2019 2020 2021 2022 Guidance EARNINGS PER SHARE EARNINGS GUIDANCE GUIDANCE Our updated 2022 guidance 1 is $2.25 - $2.30 per share as we maintain strong momentum across our platform 1 2022 guidance assumes achievement of management’s credit roadmap growth goals as described elsewhere in this presentation, im pac t of realized and expected interest rate increases, and other budgetary goals. $0.90 $1.37 $1.88 Full year 2022 guidance range updated in July 2022 $2.25 - $2.30

5 FINANCIAL INDUSTRY LEADER FORTUNE 100 FASTEST GROWING COMPANY RANKED #28 OCT. 2020 CIO REVIEW TOP BANKING TECHNOLOGY SOLUTIONS PROVIDER FEB. 2020 IPA CONSUMER CHAMPION APR. 2021 NILSON REPORT RANKED #1 PREPAID CARD ISSUER JUNE 2021 EQUAL OPPORTUNITY PUBLICATION TOP EMPLOYER READERS CHOICE MAR. 2021 – RANKED #29 MAR. 2020 – RANKED #46 S&P SMALL CAP 600 ADDED TO RATING MAY 2021 INDUSTRY LEADERSHIP NILSON REPORT RANKED #7 DEBIT ISSUING BANK APRIL 2021 RECOGNIZED PERFORMANCE At The Bancorp, we strive for excellence and have been recognized in the market as a leader across a variety of industry rankings BANK DIRECTOR RANKING BANKING RANKED #1 >$5B Assets 1 1 Ranked #3 for full Bank Director Ranking Banking universe

6 FINTECH LEADERSHIP THE BANCORP IS A KEY PLAYER IN THE PAYMENTS ECOSYSTEM FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM

7 SPECIALIZED LENDING BUSINESS LINES AND CREDIT ROADMAP Real Estate Bridge Lending $1.9B Emphasis on core business lines with expectation to add related products and enter adjacent markets Expand commercial real estate bridge lending business with focus on multi - family assets Remain positioned to capitalize on credit - linked payments opportunities Maintain balance sheet flexibility as we approach $10B in total assets Institutional Banking $2.4B Small Business $0.7B Leasing $ 0.6B CORE LENDING BUSINESSES AS OF Q2 2022 TOTAL $ 5.6 B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth CREDIT ROADMAP CREDIT ROADMAP CREDIT ROADMAP We created a credit roadmap which outlines multi - year growth strategies across our specialized lending business lines

8 OUR STRATEGIC POSITIONING SHOULD DRIVE EARNINGS AND PROFITABILITY HIGHLIGHTS Our platform can deliver growth from our specialized lending activities while remaining positioned to capitalize on new and higher - growth fintech partnerships SPECIALIZED COMMERCIAL BANKS Efficient platforms Products in focused markets Higher growth than traditional banking We can achieve our long - term financial targets by maintaining flexibility to capitalize on growth opportunities in both fintech and specialty commercial banking THE BANCORP BUSINESS MODEL We participate in the high - growth fintech markets by partnering with leading companies Our specialized lending businesses are supported by an established operating platform and have delivered meaningful growth NON - BANK FINANCIAL TECHNOLOGY COMPANIES (FINTECH) Rapid growth Technology driven Alternatives to traditional banking

9 FINANCIAL TARGETS Our multi - year plan outlines the path to deliver shareholder value by activating payments ecosystem 2.0, executing on our credit roadmap and enhancing our capital return program CAPITAL RETURN VISION 500 Established the plan to optimize our balance sheet PAYMENTS ECOSYSTEM Enhance plan to maximize capital return to shareholders Activate Payments Ecosystem 2.0 TOTAL REVENUE >$500 Million CREDIT ROADMAP ROE >22% ROA >2% LEVERAGE 9% LONG - TERM FINANCIAL TARGETS 1 FINANCIAL TARGETS 1 2022 guidance assumes achievement of management’s credit roadmap growth goals as described elsewhere in this presentation, im pac t of realized and expected interest rate increases, and other budgetary goals.

10 FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOWER - COST DEPOSITS DEPLOYED INTO LOWER RISK ASSETS IN SPECIALIZED MARKETS FINTECH SOLUTIONS Enabling fintech companies by providing card sponsorship and facilitating other payments activities INSTITUTIONAL BANKING Lending solutions for wealth management firms COMMERCIAL LENDING Small business lending and commercial fleet leasing + THE BANCORP BUSINESS MODEL PAYMENTS & DEPOSITS Market - leading payments activities generate non - interest income and stable, lower - cost deposits LENDING Highly specialized lending products in high - growth markets THE BANCORP BUSINESS MODEL REAL ESTATE BRIDGE LENDING Focus on multifamily assets in high - growth markets

DEPOSITS & FEES: FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND STABLE, LOWER - COST DEPOSITS

12 FINTECH SOLUTIONS: FEE GENERATING ACTIVITIES % TOTAL BANK REVENUE Q2 YTD 2022 1 OUR FINTECH SOLUTIONS BUSINESS ENABLES LEADING FINTECH COMPANIES DEBIT PROGRAM MANAGERS (CHALLENGER BANKS) PREPAID/STORED VALUE PROGRAM MANAGERS • Provides physical and virtual card issuing • Maintains deposit balances on cards • Facilitates payments into the card networks as the sponsoring bank • Established risk and compliance function is highly scalable #7 Debit Issuing Bank 2020 #1 Prepaid Issuing Bank 2020 26 % GOVERNMENT HEALTHCARE CORPORATE SERVICES GIFT 1 Includes non - interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees. GROSS DOLLAR VOLUME GROWTH 2021 VS 2020 12%

13 FINTECH SOLUTIONS: ESTABLISHED OPERATING PLATFORM HIGHLY SCALABLE PLATFORM TO SUPPORT OUR STRATEGIC PARTNERS ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enables efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise and suite of other payments products

14 DEPOSIT GROWTH FROM PAYMENTS BUSINESS FINTECH SOLUTIONS: STABLE, LOWER - COST DEPOSIT GENERATOR 1 Time deposits have rarely been used due to lower cost deposit growth and previous balances are included in “Other”. 2 Average for Q2 2022 $3,862 $4,025 $5,235 $5,749 $6,254 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 2018 2019 2020 2021 Q2 2022 AVERAGE DEPOSITS BY PERIOD (MILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Institutional Banking (checking and money market for higher net worth individuals) Other (Includes time deposits 1 and other legacy deposit programs) HIGHLIGHTS • Stable, lower - cost deposit base anchored by multi - year, contractual relationships in our Fintech Solutions business • Fintech Solutions growth driven by increased transactional volume due to electronic banking migration, addition of new partners and overall savings increases among consumers DEPOSIT TYPE (AVG 2 .) BALANCE % TOTAL Demand & Int. checking $5.7B 91% Savings & money market $0.6B 9% Time deposits 1 - 0% Total $6.3B 100% Savings & Money Market 9% Time Deposits 0% Demand & Int. checking 91% COST OF DEPOSITS 0.67% 0.85% 0.25% 0.10% 0.36%

LOANS & LEASES: HIGHLY SPECIALIZED LENDING WITH LOW LOSS HISTORIES

16 LOANS & LEASES: CREDIT ROADMAP CREDIT ROADMAP Delivering enterprise value from our balance sheet is an important element of our business strategy and a primary focus of our credit roadmap initiative MANAGE CREDIT RISK TO DESIRED LEVELS IMPROVE NIM AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics KEY CONSIDERATIONS FOR GROWTH GUIDELINES WE CONSIDERED AS WE BUILT OUR CREDIT ROADMAP

17 LOWER CREDIT RISK LOAN PORTFOLIO LOANS & LEASES: STRONG COLLATERAL AND GOVERNMENT GUARANTEES BUSINESS LINE BALANCE SHEET CATEGORY Q2 2022 PRINCIPAL BALANCE ($ MILLIONS) % OF TOTAL PORTFOLIO Institutional Banking Securities - backed lines of credit (SBLOC) ( A) $ 1,257 22% Insurance - backed lines of credit (IBLOC) (B) 1,017 18% Advisor Financing 155 2% Total 2,429 42% Real Estate Bridge Lending Multifamily - commercial real estate (C) 1,803 31% Hospitality - commercial real estate 71 1% Retail - commercial real estate 52 1% Other 14 <1% Total 1,940 34% Small Business Lending U.S. government guaranteed portion of SBA loans ( D) 375 7% Pay check Protection Program Loans (PPP) ( D) 10 <1% Commercial mortgage SBA ( E) 216 4% Unguaranteed portion of U.S. govn’t guaranteed loans 100 2% Non - SBA small business loans 21 <1% Construction SBA 17 <1% Total 734 14% Commercial Fleet Leasing Leasing ( F) 583 10% Other Other 64 1% Total principal $ 5,755 100% LOWER CREDIT LOSS NICHES A. SBLOC loans are backed by marketable securities with nominal credit losses B. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses C. Comprised of apartment buildings in carefully selected areas D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles

18 INSTITUTIONAL BANKING LOANS & LEASES: INSTITUTIONAL BANKING BUSINESS OVERVIEW: • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses CREDIT ROADMAP: • Continue momentum across current SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model • Advisors shifting from large broker/dealers to independent platforms • Sector shift to fee - based accounts • Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s Business Model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets ALWAYS A PARTNER, NEVER A COMPETITOR $ 2.4 B PORTFOLIO SIZE 2.9% 6/30/2022 EST. YIELD

19 INSTITUTIONAL BANKING PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO LOAN TYPE PRINCIPAL BALANCE % OF PORTFOLIO Securities - backed lines of credit (SBLOC) $ 1,257 52% Insurance - backed lines of credit (IBLOC) 1,017 42% Advisor Financing 155 6% Total $ 2,429 100% INSTITUTIONAL BANKING LOANS ($MILLIONS) 6/30/2022 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities PORTFOLIO ATTRIBUTES PRINCIPAL BALANCE % PRINCIPAL TO COLLATERAL $ 18 41% 16 62% 14 35% 9 32% 9 64% 9 44% 9 70% 8 73% 6 29% 6 51% Total $ 104 45% TOP 10 SBLOC LOANS ($MILLIONS) 6/30/2022 INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies

20 SMALL BUSINESS LENDING LOANS & LEASES : SMALL BUSINESS LENDING BUSINESS OVERVIEW: • Established a distinct platform within the fragmented SBA market • National portfolio approach allows pricing and client flexibility • Solid credit performance demonstrated over time • Client segment strategy tailored by market CREDIT ROADMAP: • Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance Ρ • SBAlliance Ρ program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as: • Wholesale loan purchases • Interim bridge financing for small business owners $ 724 M PORTFOLIO SIZE 1 4.9% 6/30/2022 EST. YIELD ~$ 700 K AVERAGE 7(a) LOAN SIZE 1 Excludes $10M PPP loans.

21 LOANS & LEASES: STRONG COLLATERAL & GOVERNMENT GUARANTEES SMALL BUSINESS LOANS BY TYPE 1 ($MILLIONS) 6/30/2022 1 Excludes the government guaranteed portion of SBA 7a loans and PPP loans. TYPE DISTRIBUTION • Diverse product mix • Commercial mortgage and construction are generally originated with 50% - 60% LTV’s GEOGRAPHIC DISTRIBUTION • Diverse geographic mix • Largest concentration in Florida representing 20% of total PORTFOLIO ATTRIBUTES SMALL BUSINESS LOANS BY STATE 1 ($MILLIONS) 6/30/2022 STATE SBL COMMERCIAL MORTGAGE SBL CONSTRUCTION SBL NON - REAL ESTATE TOTAL Florida $ 67 $ - $ 5 $ 72 California 48 2 3 53 North Carolina 23 7 2 32 New York 25 - 3 28 Pennsylvania 22 - 2 24 Colorado 11 4 1 16 Illinois 15 - 2 17 Texas 12 - 4 16 New Jersey 7 - 7 14 Virginia 9 - 1 10 Connecticut 10 - - 10 Georgia 7 - 2 9 Tennessee 8 - - 8 Ohio 6 - - 6 Michigan 3 - - 3 Other states 19 1 10 30 Total $ 292 $ 14 $ 42 $ 348 SMALL BUSINESS LENDING TYPE SBL COMMERCIAL MORTGAGE SBL CONSTRUCTION SBL NON - REAL ESTATE TOTAL Hotels (except casino hotels) and motels $ 69 $ - $ - $ 69 Full - service restaurants 13 2 2 17 Car washes 16 1 - 17 Child day care services 15 - 1 16 Outpatient mental health and substance abuse centers 15 - - 15 Baked goods stores 4 - 9 13 Funeral homes and funeral services 10 - - 10 Fitness and recreational sports centers 5 3 2 10 Offices of lawyers 9 - - 9 Assisted living facilities for the elderly 9 - - 9 Gasoline stations with convenience stores 8 - - 8 Lessors of nonresidential buildings 8 - - 8 General warehousing and storage 7 - - 7 Lessors of other real estate property 6 - - 6 Other 98 8 28 134 Total $ 292 $ 14 $ 42 $ 348

22 COMMERCIAL FLEET LEASING LOANS & LEASES : COMMERCIAL FLEET LEASING BUSINESS OVERVIEW: • Niche provider of vehicle leasing solutions • Focus on smaller fleets (less than 150 vehicles) • Direct lessor (The Bancorp Bank sources opportunities directly and provides value - add services such as outfitting police cars) • Historical acquisitions of small leasing companies have contributed to growth • Mix of commercial (~84%) and government - related business (~16%) CREDIT ROADMAP: • Continue enhancing platform and growing balances • Enhanced sales process and support functions • Pursuing technology enhancements to scale business with efficiency • Constantly evaluating organic and inorganic growth opportunities in the vehicle space NICHE - VEHICLE FLEET LEASING SOLUTIONS $ 583 M PORTFOLIO SIZE 6.0% 6/30/2022 EST. YIELD

23 LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO • Largest concentration is construction and government sectors • Of the $583M total portfolio, $500M are vehicle leases with the remaining $83M comprised of equipment leases PORTFOLIO ATTRIBUTES TYPE BALANCE TOTAL Construction $ 116 20% Government agencies and public institutions 91 16% Waste management and remediation services 68 12% Real estate and rental and leasing 60 10% Retail trade 49 8% Health care and social assistance 31 5% Transportation and warehousing 31 5% Professional, scientific, and technical services 20 3% Wholesale trade 17 3% Manufacturing 17 3% Educational services 8 1% Finance and insurance 7 1% Arts, entertainment and recreation 4 1% Other 64 12% Total $ 583 100% DIRECT LEASE FINANCING BY STATE ($MILLIONS) 6/30/2022 COMMERCIAL FLEET LEASING STATE BALANCE TOTAL Florida $ 93 16% Utah 52 9% California 49 8% New Jersey 40 7% Pennsylvania 39 7% Texas 39 7% New York 31 5% North Carolina 26 5% Maryland 24 4% Connecticut 17 3% Washington 17 3% Georgia 14 2% Idaho 12 2% Alabama 10 2% Illinois 10 2% Other states 110 19% Total $ 583 100% DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 6/30/2022

24 COMMERCIAL REAL ESTATE BRIDGE LENDING LOANS & LEASES: REAL ESTATE BRIDGE LENDING TYPE # LOANS BALANCE ORIGINATION DATE LTV WEIGHTED AVG INTEREST RATE % TOTAL Multifamily (apartments) 143 $ 1,803 75% 4.6% 93% Hospitality (hotels and lodging) 8 71 65% 5.7% 4% Retail 4 52 71% 5.0% 3% Other 5 13 74% 5.1% <1% Total 160 $ 1,940 74% 4.7% 100% COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS) 6/30/2022 BUSINESS OVERVIEW: • Resumed floating rate bridge lending business in Q3 2021 • Lending focus on multi - family assets in carefully selected markets Real estate bridge lending APARTMENTS – 93% LODGING – 4% RETAIL – 3% OTHER - 1% ASSET CLASSES — % PORTFOLIO • Vast majority of loans are apartment buildings including all the top 15 exposures • Loans originated prior to Q3 2021 will continue to be accounted for at fair value • Loans originated in 2021 and after will be held for investment and use the CECL methodology PORTFOLIO ATTRIBUTES $ 1,106 M PORTFOLIO LOANS ORIGINATED SINCE Q3 2021 RESUMPTION (ALL APARTMENTS)

FINANCIAL REVIEW

26 WE EXPECT LOANS REPRICING TO HIGHER RATES WILL POSITIVELY IMPACT NIM AFTER Q2 2022 FINANCIAL REVIEW: INTEREST RATE SENSITIVITY 1 Loans are as of June 30, 2022, and deposits are average balance for Q2 2022. 2 Institutional Banking substantially comprised of securities backed loans and insurance backed loans. 3 Excludes $10M of short - term PPP loans which are government guaranteed and deferred costs and fees. Please see Appendix slide 34 for reconciliation to total SBA Loans. Q2 2022 BALANCE 1 ($MILLIONS) RATE SENSITIVITY Institutional Banking 2 $2,429 Majority of loan yields will increase as rates increase Real Estate Bridge Lending $1,940 4.7% wtd avg yield; rates will increase as rates increase Non - PPP Small Business 3 $724 Majority of loan yields will increase as rates increase Leasing $583 Fixed rates but short average lives Total $5,676 Q2 2022 Average Deposits 1 $6,254 A majority of deposits adjust to a portion of rate changes in line with partner contracts Core Lending Businesses HIGHLIGHTS x Floating rate lending businesses include Real Estate Bridge Lending, SBLOC, IBLOC and the majority of Small Business x Deposits primarily comprised of prepaid and debit accounts, anchored by multi - year, contractual relationships x Interest income is modeled to increase in higher rate environments, as interest rate floors were exceeded in Q2 2022

27 REVENUE HAS GROWN CONSISTENTLY WHILE EXPENSES HAVE BEEN TIGHTLY MANAGED, CREATING OPERATING LEVERAGE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY 1 Revenue includes net interest income and non - interest income. Please see Appendix slide 32. 2 Non - interest income as percentage of average assets ranks in top 11% of the uniform bank performance report peer group through Q 2 2022. $0 $50 $100 $150 $200 2019 2020 2021 Q2 YTD 2021 Q2 YTD 2022 NON - INTEREST EXPENSE $ Millions REVENUE • Annual revenue growth driven by diverse product mix • Net interest income growth driven by growth in balances across business lines • Greater proportion of non - interest income compared to peers 2 EXPENSE • Expenses have been tightly managed since 2017 • Expense saves have continued to be realized and have funded critical BSA and other infrastructure which has attracted new clients • 2019 includes a $7.5M civil money penalty related to consent order remediation. In 2020, subsequent to the civil money penalty, the related consent order was lifted 0 50 100 150 200 250 300 2019 2020 2021 Q2 YTD 2021 Q2 YTD 2022 REVENUE 1 $ Millions

28 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2018 2019 2020 2021 Q2 2022 ALLOWANCE FOR CREDIT LOSSES REFLECTS OUR LOWER - RISK LOAN PORTFOLIO FINANCIAL REVIEW: LOAN LOSS RESERVE ALLOWANCE FOR CREDIT LOSSES ($MILLIONS) Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing Allowance for credit losses as % of loan balance 0.6% 0.6% 0.6% 0.5% 0.4% Adjusted allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1 1.2% 1.2% 1.4% 0.9% 0.7% HIGHLIGHTS • Consistent credit performance from Leasing and SBL • Nominal historical losses across SBLOC, IBLOC and Advisor Finance • Adoption of CECL methodology in 2020 Leasing Real Estate Bridge Lending 1 Please see Appendix slide 33 for GAAP to Non - GAAP reconciliation of adjusted allowance for credit losses to GAAP allowance for c redit losses as % of adjusted loan balance (excluding SBLOC & IBLOC).

29 CAPITAL POSITION FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION HIGHLIGHTS • Executed common stock buyback program of $15M per quarter for Q1 and Q2 2022 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 5% 10% 15% 20% 25% 2019 2020 2021 Q2 2022 Tier 1 Leverage Ratio 9.5% 9.1% 10.9% 10.5% 5.0% Tier 1 Risk - based Capital Ratio (RBC) 1 19% 14% 15% 15% 8% Total Risk - based Capital Ratio 19% 15% 16% 15% 10% Tier 1 Capital Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP BANK CAPITAL RATIOS 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. Well - capitalized minimum

30 WE HAVE EXECUTED AGAINST OUR STRATEGIC PLAN AND CONTINUE TO IMPROVE FINANCIAL PERFORMANCE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY PERFORMANCE METRICS 2019 2020 2021 Q2 YTD 2022 LONG - TERM TARGETS ROE 11.6% 15.1% 17.9% 18.3% 22% ROA 1.09% 1.34% 1.68% 1.70% > 2.0% EPS $0.90 $1.37 $1.88 $1.03 Bancorp Bank Leverage Ratio 9.5% 9.1% 10.9% 10.5% 9% Total Assets $5.7B $6.3B $6.8B $7.1B <$10B Efficiency Ratio 1 69% 59% 53% 50% 1 Please see Appendix slide 32 for calculation of efficiency ratio.

APPENDIX

32 GAAP REVENUE AND EFFICIENCY RATIO CALCULATIONS APPENDIX ($ millions) The Bancorp 2019 2020 2021 Q2 YTD 2021 Q2 YTD 2022 Net interest income $ 141,288 $ 194,866 $ 210,876 $ 107,826 $ 107,422 Non - interest income 104,127 84,617 104,749 49,935 56,517 Total revenue 245,415 279,483 315,625 157,761 163,939 Growth (Current period over previous period) 14% 13% 4% Non - interest expense $ 168,521 $ 164,847 $ 168,350 $ 85,766 $ 81,197 Efficiency Ratio 1 69% 59% 53% 54% 50% Non - interest expense growth (Current period over previous period) (2%) 2% (5%) Payments non - interest income (Fintech Solutions business line) ACH, card and other payment processing fees $ 9,376 $ 7,101 $ 7,526 $ 3,700 $ 4,322 Prepaid, debit card and related fees 65,141 74,465 74,654 38,655 38,690 Total payments (Fintech Solutions) non - interest income $ 74,517 $ 81,566 $ 82,180 $ 42,355 $ 43,012 % of Total revenue 27% 26% 1 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues, and may be used as one measure of overall efficiency.

33 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) 2019 2020 2021 Q2 2022 Allowance for credit losses on loans and leases GAAP $ 10,238 $ 16,082 $ 17,806 $ 19,087 Allowance for credit losses on SBLOC & IBLOC 553 775 964 1,136 Adjusted allowance for credit losses excluding SBLOC & IBLOC 9,685 15,307 16,842 17,951 Total loans and leases GAAP 1,824,245 2,652,323 3,747,224 4,754,696 SBLOC & IBLOC 1,024,420 1,550,086 1,929,581 2,272,256 Adjusted total loans and leases excluding SBLOC & IBLOC $ 799,825 $ 1,102,237 $ 1,817,643 $ 2,482,440 Allowance for credit losses as % of total loans and leases balance GAAP 0.56% 0.61% 0.48% 0.40% Adjusted allowance for credit losses as % of adjusted total loans and leases balance 1 1.21% 1.39% 0.93% 0.72% 1 Management excludes SBLOC and IBLOC in certain of its internal analysis, due to the nature of the related loan collateral. S BLO C are collateralized by marketable securities, with loan to values based upon guideline percentages which vary based upon security type. IBLOC are collateralized by the cash value of life ins ura nce.

34 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) Small Business Loans 1 Q2 2022 U.S. government guaranteed portion of SBA loans $ 375 Paycheck Protection Program Loans (PPP) 10 Commercial mortgage SBA 216 Construction SBA 12 Non - guaranteed portion of U.S. government guaranteed 7a loans 100 Non - SBA small business loans 21 Total principal $ 734 Unamortized fees and costs 8 Total small business loans $ 740 Total principal 734 Less: Paycheck Protection Program Loan (PPP) 10 Total Small Business Lending principal excluding PPP $ 724 1 Management provides a breakdown of small business loans, to afford a greater understanding of its components, including PPP l oan s.